UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

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QUICK-MED TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

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QUICK-MED TECHNOLOGIES, INC.

NOTICE OF CONSENT IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS

DEAR SHAREHOLDERS:

Notice is hereby given to you as shareholders of record of Quick-Med Technologies, Inc. as of January 20, 2009 that a Written Consent in Lieu of an Annual Meeting of Shareholders has been executed with an effective date of February 9, 2009. As explained in the enclosed Information Statement, holders of a majority of the Company's Common Stock have executed the written consent (1) re-electing certain directors of the Company, (2) and ratifying the reappointment of DaszkalBolton, LLP as the Company's independent registered public accounting firm for fiscal year 2009.

The Board of Directors believes it would not be in the best interest of the Company and its shareholders to incur the costs of holding an annual meeting or of soliciting proxies or consents from additional shareholders in connection with these actions. Based on the foregoing, our Board of Directors has determined not to call an Annual Meeting of Shareholders, and none will be held this year.

Shareholders of record of the Company's Common Stock at the close of business on January 20, 2009 have received this Notice of Consent in Lieu of Annual Meeting of Shareholders, which is expected to be mailed on or about January 30, 2009.

A copy of the Annual Report of the Company for the fiscal year ended June 30, 2008 accompanies this Notice.

BY ORDER OF OUR BOARD OF DIRECTORS

/s/ Michael Granito

MICHAEL GRANITO
CHAIRMAN OF THE BOARD OF DIRECTORS
JANUARY 26, 2009

INFORMATION STATEMENT
OF
QUICK-MED TECHNOLOGIES, INC.
902 NW 4th Street
Gainesville, Florida 32601

We Are Not Asking You For A Proxy And You Are Requested Not To Send Us A Proxy.

Quick-Med Technologies, Inc., a Nevada corporation (the "Company"), furnishes this Information Statement to the holders of record of the Company's Common Stock, par value $0.0001 per share (the "Common Stock "). This Information Statement is being mailed on or about January 30, 2009 to all of the Company's shareholders of record at the close of business on January 20, 2009 (the "Record Date"). As of the Record Date, there were 30,934,196 shares of Common Stock outstanding.

Each share of Common Stock is entitled to one vote per share.  Holders of 62% of the outstanding Common Stock have executed a written consent in lieu of Annual Meeting (the "Written Consent"), with an effective date of February 9, 2009, effecting the following actions: (1) electing certain directors of the Company, (2) and ratifying the reappointment of DaszkalBolton, LLP as the Company's independent registered public accounting firm for fiscal 2009. No other action has been authorized by the Written Consent.  This Information Statement is being provided pursuant to the requirements of Rule 14c-2 promulgated under Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to inform holders of the Company's Common Stock who are entitled to vote on, authorize or consent the matters authorized by the Written Consent. This Information Statement also constitutes notice of the actions that has been approved pursuant to the Written Consent for purposes of Section 78.320 of the Nevada Revised Statutes.

Because holders of approximately 62% of the Company's outstanding Common Stock have executed the Written Consent, no vote or consent of any other shareholder is being, or will be, solicited in connection with the authorization of the matters set forth in the Written Consent. Under Nevada law and our Articles of Incorporation, the votes represented by the holders signing the Written Consent are sufficient in number to elect directors and authorize the other matters set forth in the Written Consent, without the vote or consent of any other shareholder of the Company.  Nevada statutes provide that any action that is required to be taken, or that may be taken, at any annual or special meeting of shareholders of a Nevada corporation may be taken, without a meeting, without prior notice and without a vote, if a written consent, setting forth the action taken, is signed by the holders of outstanding capital stock having not less than the minimum number of votes necessary to authorize such action.

Based on the foregoing, our Board has determined not to call an annual meeting of shareholders, and no annual meeting of shareholders of the Company was held in 2008. The Board believes it would not be in the best interests of the Company and its shareholders to incur the costs of holding an annual meeting or of soliciting proxies or consents from additional shareholders in connection with these actions.  There are no appraisal rights as a result of the approval of these actions.

Our Annual Report to Shareholders for the year ended June 30, 2008, including audited consolidated financial statements (the "Annual Report"), accompanies this Information Statement. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of this Information Statement and the Annual Report so that such record holders can supply such material to beneficial owners as of January 20, 2009.

 SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

This Information Statement is expected to be mailed to shareholders on or about January 30, 2009.  We will bear all expenses incurred in connection with the distribution of this Information Statement and Annual Report. We will reimburse brokers or other nominees for expenses they incur in forwarding this material to beneficial owners.

ADDITIONAL COPIES OF THE ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 2008, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (BUT WITHOUT EXHIBITS TO THE FORM 10-KSB) MAY BE OBTAINED WITHOUT CHARGE UPON REQUEST TO NAM NGUYEN, CORPORATE SECRETARY, QUICK-MED TECHNOLOGIES, INC., 902 NW 4TH STREET, GAINSVILLE, FLORIDA 32601.

 SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

INFORMATION ON CONSENTING SHAREHOLDERS

Pursuant to Quick-Med Technologies, Inc.’s (“Quick-Med”) Bylaws and the Nevada Revised Statutes, a vote by the holders of at least a majority of Quick-Med’s outstanding capital stock is required to effect the action described herein. Quick-Med’s Articles of Incorporation does not authorize cumulative voting. As of the record date, Quick-Med had 30,934,196 voting shares of Common Stock issued and outstanding of which 15,467,098 shares are required to pass any shareholder resolutions. The consenting shareholders, who consist of six current shareholders of Quick-Med, are collectively the record and beneficial owners of 19,193,019 shares of Quick-Med’s Common Stock outstanding as of January 20, 2009, which represents 62% of the issued and outstanding shares of Quick-Med’s Common Stock. Pursuant to 78.320 of the Nevada Revised Statutes, the consenting shareholders voted in favor of the actions described herein in a written consent, dated December 5, 2008, attached hereto as Exhibit A.  There are no cumulative voting rights.  No consideration was paid for the consent. The consenting shareholders’ names, affiliations with Quick-Med, and their beneficial holdings are as follows:

Name	Affiliation	Shares Beneficially Held	Percentage
Michael R. Granito	Chairman, Director and 10% Shareholder	9,701,203	31.4%
George E. Friel	Director	446,500	1.4%
Gerald M. Olderman	Director and Vice President	499,000	1.6%
Gregory S. Schultz	Director and Vice President	778,500	2.5%
Phronesis Partners LP	10% Shareholder	7,056,893	22.8%
Nam H. Nguyen	Chief Financial Officer	710,923	2.3%

Total		19,193,019	62.0%

 SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

NOTICE TO SHAREHOLDERS OF ACTION APPROVED BY CONSENTING SHAREHOLDERS

The following actions were taken based upon the unanimous recommendation of Quick-Med’s Board of Directors (the “Board”) and the written consent of the consenting shareholders as set forth in Exhibit A:

PROPOSAL ONE
ELECTION OF DIRECTORS

Our Bylaws provide that our Board of Directors (our "Board") shall consist of a number of directors determined by our Board but not more than nine. Currently, our Board has six directors. Pursuant to the Written Consent, five of our current directors will be re-elected to hold office until the next annual meeting of the shareholders and until his successor has been elected and takes office. Vacancies existing in our Board may be filled by a majority vote of the remaining directors.

Under Nevada law, the Written Consent is sufficient to elect all nominees to our Board without the vote or consent of any other shareholders of the Company.

INFORMATION REGARDING DIRECTORS.

Name	Age	Position
Michael R. Granito	57	Chairman of the Board
J. Ladd Greeno	59	Chief Executive Officer and Director
George E. Friel	66	Director
Gerald M. Olderman	75	Vice President, Research and Development and Commercialization, and Director
Gregory S. Schultz	58	Vice President, Laboratory and Clinical Research, and Director

Mr. Granito has served as our Chairman since July 2000. In September 2003, Mr. Granito joined Federated Investors, Inc. as senior vice president and head of capital market research.  From July 1979 to December 2002, Mr. Granito was the managing director and head of capital market research of J.P. Morgan Fleming Asset Investment Management located in New York City. From 1984 through 1996 he served as an adjunct Professor of Finance at Yale University and New York University. Mr. Granito has authored a book and 14 papers on finance and foreign exchange topics. In 1973, Mr. Granito earned a B.S. and a B.A. in Economics from the University of Pennsylvania.

Mr. Greeno has served as our Chief Executive Officer since August 2007 and as our Director since September 2007. From 2003 to 2006, Mr. Greeno was President and Chief Executive Officer of Agion Technologies, a leading provider of ionic silver antimicrobials. Before joining Agion, Mr. Greeno held a number of senior management positions at the global management and technology consulting firm, Arthur D. Little, Inc., (ADL) including Chief Operating Officer and senior vice president in charge of the firm’s North American Management Consulting business.  Mr. Greeno began his consulting career in ADL’s Strategy & Organization practice and then moved into leadership roles successfully building ADL’s worldwide Environmental, Health, and Safety Consulting business. Mr. Greeno received an M.B.A. from Harvard Business School and a B.B.A from the University of Oklahoma.

 SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

Major General Friel (Ret.) has served as our director from July 2000. MG. Friel has been self-employed as a consultant to various organizations in the defense industry since September 1998. MG. Friel served in the U.S. Army from 1960 to 1998. He was the commanding general of the U.S. Army Chemical and Biological Defense Command, at the Aberdeen Proving Ground in Maryland from August 1992 to August 1998 and deputy chief of staff for Chemical and Biological Matters of the Army Material Command in Virginia, during the same time. MG. Friel was also responsible for a $600 million annual budget for the Nuclear, Biological, and Chemical Defense Command for six years and directed over 1,100 scientists and engineers. MG. Friel has also served as chairman of the boards of the Nuclear, Biological, and Chemical Defense Enterprise at the Edgewood Arsenal in Maryland and the U.S. Army Material Command, Acquisition and Procurement Enterprise. MG. Friel earned an M.B.A. from Northwest Missouri State University and a B.S. from the University of Nebraska. He is a graduate from the U.S. Army Chemical School, The Army Command and General Staff College and The Industrial College of the Armed Forces.  He was a director for Engineer Support Systems, Inc from September 1998 until January 2006.

Dr. Olderman has served as our Vice President, Research & Development and Commercialization since July 1997, and as our Director since July 2000.  Dr. Olderman brings 45 years of healthcare experience, 41 years of technical management experience, and 35 years serving as the head ofresearch and development activities for fortune 500 companies. Since November 1996, Dr. Olderman was Vice President and Associate of R.F. Caffrey & Associates Inc., a management consultant to medical device companies and suppliers. Prior to joining R.F. Caffrey & Associates, Dr. Olderman served as Director and head of research and development for C.R. Bard, Inc.'s Cardiopulmonary Division, where he organized a new product development process in which 19 new medical devices were developed. Dr. Olderman also served as Vice President and director for domestic and international research and development for the Pharmaceutical Division of Baxter Healthcare Corp. and director and Vice President for research and development for the Converters, a division of American Hospital Supply Corporation prior to its acquisition by Baxter Healthcare Corporation, where he led product development and made material changes that helped increase market share from 30% to 45% within a $750 million market.  Dr. Olderman has also served as Vice President for research and development and as a director for Surgikos, Inc. a subsidiary of Johnson & Johnson.  Dr. Olderman received a B.S in Chemistry from Rensselaer Polytechnic Institute in New York. He also holds an M.S. in Physical Chemistry and a Ph.D. in Physical Chemistry from Seton Hall University in New Jersey.

Dr. Schultz has served as our Vice President, Laboratory and Clinical Research and Director since July 2000. From 1999 through 2001, Mr. Schultz served as the President of the Wound Healing Society, and has worked as a consultant for 12 major biotechnology companies.  In 1989, he was appointed Professor of Obstetrics/Gynecology and Director of the Institute for Wound Research in the College of Medicine at the University of Florida at Gainesville, Florida.  He has published over 220 research articles and book chapters that have been cited over 5,000 times.  He has been continuously funded by major grants from the National Institutes of Health and supported by grants from the U.S. Army grant on treatment of burns with growth factors.  Dr. Schultz earned a doctorate in biochemistry from Oklahoma State University and postdoctoral fellowship in cell biology at Yale University in Connecticut.

There is no family relationship between any of our officers or directors.  There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of our officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony. Nor are any of the officers or directors of any corporation or entity affiliated with us so enjoined.

 SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

Attendance at Meetings and Board Committees

During the fiscal year ended June 30, 2008, the Board of Directors held a total of twelve meetings.  Every member of the Board of Directors attended more than 75% of the meetings of the Board and of most committees on which he served during fiscal 2008, with the further exception of the Executive Committee, which did not meet during fiscal 2008.

The standing committees of the Board of Directors are the audit committee, the compensation committee, the executive committee and the licensing committee.  The Board of Directors has no separate nominating committee or committee performing a similar function.

Audit Committee.  The Audit Committee, which met on four occasions during fiscal 2008, is composed of George E. Friel, who serves as Chairman, Michael R. Granito, and Richard F. Caffrey.  This committee has general responsibility for the oversight and surveillance of our accounting, reporting and financial control practices.  This committee acts on and reports to the Board of Directors with respect to audit and accounting matters, including the engagement of Quick-Med’s independent public accountants, the scope of the annual audits, the reasonableness of fees to be paid to the auditors, the performance of the Company’s independent auditors and Quick-Med’s accounting practices.  Currently, there is no “financial expert” serving on the Audit Committee.  Please also see the Audit Committee Report at Page 20 of this Information Statement.

Compensation Committee.  The Compensation Committee, which met on three occasions during the fiscal year ended June 30, 2008, is composed of George E. Friel and Gerald M. Olderman, and is chaired by George E. Friel.  This committee approves, administers and interprets our compensation and health benefits, including our equity incentive programs. Additionally, this committee reviews and makes recommendations to our Board of Directors to ensure that our compensation and benefit policies are consistent with our compensation philosophy and corporate governance principles.  This committee is also responsible for review and approval of executive compensation, including establishing our Chief Executive Officer or principal executive officer’s compensation.

Executive Committee.  Our Executive Committee is composed of Michael R. Granito, our Chairman of the Board, J. Ladd Greeno, our Chief Executive Officer, and George E. Friel.  This committee’s chairman is Michael R. Granito.  This committee acts for our Board of Directors when a meeting of the full board is not practical, primarily to review the Company’s operational issues. During fiscal 2008, the full Board of Directors met on a regular basis to review issues affecting the Company and it was not necessary for the Executive Committee to meet.

Licensing Committee.  The Licensing Committee is composed of  Michael R. Granito, J. Ladd Greeno and Richard F. Caffrey and is chaired by Richard F. Caffrey.  This committee has general responsibility for the review of the licensing terms and agreements with our business partners and to recommend them to the Board of Directors for approval as appropriate.

Nomination of Directors

We do not have a standing nominating committee.  Our Board of Directors is made up of five  members, one of whom is "independent." Nominees to the Board of Directors were selected and approved by our Board of Directors.

The Board of Directors, acting as a Nominating Committee, does not have a policy with regard to the consideration of any director candidates recommended by shareholders.  The Board of Directors has made no determination as to whether or not such a policy should be adopted.  The Board of Directors will consider candidates recommended by shareholders.  Shareholders wishing to recommend a candidate for membership on the Board of Directors next fiscal year should submit to us the name of the individual and other pertinent information, including a short biography and contact information, in the manner described below on this Information Statement in the section titled "Shareholder Proposals".

 SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

Some of the qualifications that may be considered by the Board of Directors in choosing a director are:

•	Minimum, relevant employment experience;

•	Familiarity with generally accepted accounting principles and the preparation of financial statements;

•	Post secondary education or professional license;

•	Previous experience as a Board member of an operating company;

•	The ability to commit the number of hours per year necessary to discharge his or her duty as a member of its Board of Directors.

A candidate for director must agree to abide by our Code of Business Conduct and Ethics.

Our goal is to seek to achieve a balance of knowledge, experience and capability on our Board.  To this end, we seek nominees with the highest professional and personal ethics and values, an  understanding  of our business  and  industry, diversity  of business  experience  and  expertise,  a high level of  education, broad-based business acumen, and the ability to think strategically. Although we use the criteria listed above as well as other criteria to evaluate potential nominees, we do not have a stated minimum criteria for nominees.  The Board does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our  shareholders.  To date, we have not paid any third parties to assist us in this process.

The Board of Directors has not received a nominee from a shareholder who is not also an officer or director of the Company.  Each nominee to our Board of Directors expressed a willingness to serve during the 2009 fiscal year and, based on a review of their qualifications, was deemed to be suitable candidates for nomination.

Communications with Members of the Board of Directors

The Board of Directors has not established a formal process for shareholders to send communications to its members. Any shareholder may send a communication to any member of the Board of Directors, in care of the Company's address or in care of the address shown in the table of beneficial ownership on page 10 . If a communication is sent to the Company's address, the Company will forward any such communication to the Board member.

Appointment of Directors

Pursuant to the terms of the August 6, 2007 employment agreement between J. Ladd Greeno and Quick-Med, we agreed that Mr. Greeno would be appointed to serve as a member of the Board, subject to any required Board and/or stockholder approval. On September 7, 2007 the Board of Directors appointed Mr. Greeno as a member of Quick-Med’s Board of Directors.  No stockholder was vote was required at such time.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of January 20, 2009, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the Securities and Exchange Commission.

 SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. We are unaware of any contract or arrangement, which could result in a change in our control.

The following table assumes, based on our stock records, that there are 30,934,196 shares issued and outstanding as of January 20, 2009.

The following table sets forth the ownership of our common stock by:

▪	Each stockholder known by us to own beneficially more than 5% of our common stock;
▪	Each executive officer;
▪	Each director or nominee to become a director; and
▪	All directors and executive officers as a group.

Name and Address of Beneficial Owner(A)	Shares Beneficially Owned
	Number	Percent
Michael R. Granito, Chairman and Director	18,910,548 (1)	40.5%
Phronesis Partners, L.P.	7,618,296 (2)	16.3%
J. Ladd Greeno, Chief Executive Officer and Director	982,607 (3)	2.1%
George E. Friel, Director	669,553 (4)	1.4%
Gerald M. Olderman, Director and Vice President	723,737 (5)	1.5%
Gregory S. Schultz, Director and Vice President	1,483,495 (6)	3.2%
Richard F. Caffrey, Director	406,760 (7)	0.9%
Nam H. Nguyen, Chief Financial Officer	1,231,758 (8)	2.6%

All Quick-Med Directors and Officers as a Group (7 persons)	24,408,458	52.3%

NOTES: (A) The address for each of the above is c/o Quick-Med Technologies, Inc., 902 NW 4 Street, Gainesville, Florida 32601.

(1) Includes 507,109 shares issuable upon the exercise of options exercisable and 8,702,236 shares issuable upon conversion of the convertible debts within 60 days.

 (2) Includes 561,403 shares issuable upon conversion of a convertible debt within 60 days.  Phronesis Partners, L. P., Delaware Limited Partnership, is a hedge fund and has sole voting and  sole dispositive power over 7,056,893 shares.  The address for Phronesis Partners, L.P. is 130 East Chestnust Street, Suite 403, Columbus, OH 43215.

(3) Includes 982,607 shares issuable upon the exercise of options exercisable within 60 days.

(4) Includes 223,053 shares issuable upon the exercise of options exercisable within 60 days.

 SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

(5) Includes 224,737 shares issuable upon the exercise of options exercisable within 60 days.TES:    (A) The address for each of the above is c/o Quick-Med Technologies, Inc., 902 NW 4 Street,    Gainesville, Florida 32601.

(6) Includes 704,995 shares issuable upon the exercise of options exercisable within 60 days.

(7) Includes 310,438 shares issuable upon the exercise of options exercisable within 60 days.

(8) Includes 460,835 shares issuable upon the exercise of options exercisable within 60 days.

Compensation of Directors

The following director compensation disclosure reflects all compensation awarded to, earned by or paid to the directors below for the fiscal year ended June 30, 2008.

DIRECTOR COMPENSATION

	Fees Earned or Paid in	Stock	Option		Non-Equity Incentive Plan	Nonqualifies Deferred Compensation	All Other
	Cash	Awards	Awards		Compensation	Earnings	Compensation	Total
Name	($)	($)(1)	($)(1)		($)	($)	($)(6)	($)

Michael Granito	0	0	$12,323	(2)	0	0	0	$12,323
George Friel	0	34,800	1,156	(3)	0	0	0	35,956
Gregory Schultz	0	0	8,857	(4)	0	0	17,498	26,355
Richard Caffrey	0	0	11,168	(5)	0	0	0	11,168

(1)
Reflects dollar amount expensed by the company during applicable fiscal year for financial statement reporting purposes pursuant to FAS 123R. FAS 123R requires the company to determine the overall value of the options as of the date of grant based upon the Black-Scholes method of valuation, and to then expense that value over the service period over which the options become exercisable (vest). As a general rule, for time in service based options, the company will immediately expense any option or portion thereof which is vested upon grant, while expensing the balance on a pro rata basis over the remaining vesting term of the option.

(2)	At fiscal year ended June 30, 2008, Mr. Granito had a total of 520,260 stock options outstanding.
(3)	At fiscal year ended June 30, 2008, Mr. Friel had a total of 152,115 stock options outstanding.
(4)	At fiscal year ended June 30, 2008, Mr. Schultz had a total of 635,620 stock options outstanding.
(5)	At fiscal year ended June 30, 2008, Mr. Caffrey had a total of 206,647 stock options outstanding.
(6)
Effective January 2007, we have a consulting agreement with Mr. Schultz for his scientific advisory services with a monthly fee of $2,500.  Mr. Schultz agreed to receive stock options in lieu of cash payment for the amounts owed in the fiscal year ended June 30, 2008.

 SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

Securities Authorized for Issuance Under Our Equity Compensation Plans

The following table provides information about the securities authorized for issuance under our equity compensation plans as of June 30, 2008.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
E Equity compensation plans approved by security holders	3,676,525	$0.61	316,456
Equity compensation plans not approved by security holders	744,937	$0.48	N/A

Total	6,428,481	$0.59	316,456

Summary of Cash and Certain Other Compensation

Effective January 1, 2009, Mr. Greeno has voluntarily taken a salary deferral of approximately 40% or $100,000 of his $250,000 annual salary for the calendar year 2009.  The repayment terms are to be determined.  In addition, effective January 1, 2009, Mr. Oldernam has voluntarily taken a salary deferral of approximately 25% or $37,500 of his $150,000 annual salary for the calendar year 2009.  The repayment terms are to be determined.  Further, effective January 1, 2009, Mr. Nguyen has voluntarily taken a  deferral of approximately 25% or $33,000 of his $132,000 annual consulting fees in cash for the calendar year 2009.  The repayment terms are to be determined.

J. Ladd Greeno, Chief Executive Officer, currently receives an annual salary of $250,000. Gerald M. Olderman, Vice President of R&D and Commercialization, signed an employment agreement effective November 2006, with an annual salary of $150,000.  Effective July 1, 2008, Nam H. Nguyen our Chief Financial Officer, has a consulting arrangement of $11,000 per month in cash compensation.  Our other officers have agreed to act without cash compensation, except those with consulting agreements, until authorized by our Board of Directors, which is not expected to occur until we have generated sufficient revenues from operations or we have obtained sufficient financing. The officers or directors are not otherwise accruing any compensation under any agreement with us. The officers and directors have been granted stock options for past services, as set forth below.

 SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

Summary Compensation Table

Name and principal position	Year	Salary ($)(2)	Bonus ($)	Stock Awards ($)(1)	Option Awards($)(1)	Non-Equity Incentive Plan Compen-sation ($)	Nonquali-fied Deferred Compen-sation Earnings ($)	All Other Compen-sation ($)	Total ($)

J. Ladd Greeno, Chief Executive Officer	2008	$250,000	—	—	$399,347	—	—	—	$649,347

Gerard M. Olderman, Vice President of R & D and Commercialization	2008	150,000	__	$27,600	12,133	__	__	__	189,733
	2007	132,000	__	$45,000	26,008	__	__	__	203,008
Nam H. Nguyen, Chief Financial Officer	2008	120,000	__	__	5,778	__	__	__	125,778
	2007	120,000	__	__	8,334	__	__	__	128,334

(1)
Reflects dollar amount expensed by us during applicable fiscal years for financial statement reporting purposes pursuant to FAS 123R. FAS 123R requires us to determine the overall value of the options as of the date of grant based upon the Black-Scholes method of valuation, and to then expense that value over the service period over which the options become exercisable (vest). As a general rule, for time in service based options, we will immediately expense any option or portion thereof which is vested upon grant, while expensing the balance on a pro rata basis over the remaining vesting term of the option. See the assumptions made in the valuation of the stock options in the footnotes of our financial statements on pages F-1 to F-20 in the annual report on Form 10-KSB and incorporated by reference.  During the year ended June 30, 2008, Mr. Greeno was granted 484,056 stock options, which were vested immediately and 1,452,167 stock options, which are vested one-sixteenth (1/16) every three month beginning on June 17, 2007.  These stock options were granted as part of Mr. Greeno’s employment agreement.  We recognized approximately $399,347 of share-based compensation expenses for the fiscal year ended June 30, 2008 for Mr. Greeno services.  During the year end June 30, 2008, we granted 65,714 restricted common shares and 10,000 stock options to Mr. Olderman for his services as a director and 105,000 stock options as Vice President of R &D and Commercialization.   These stock options were vested one-third at the grant date and one-third to be vested at every twelve months thereafter.  We recognized $39,733 in share-based compensation expense for the fiscal year ended June 30, 2008.  During the year ended June 30, 2007, we entered into an employment agreement with Mr. Olderman and granted him 45,000 shares of restricted common stock.  In addition, we granted Mr. Olderman 45,385 stock options for his services as a director and 30,000 stock options as Vice President of R &D and Commercialization.  These stock options were vested one-third at the grant date and one-third to be vested at every twelve months thereafter.  We recognized $26,008 in share-based expense for the fiscal year ended June 30, 2007. During the fiscal year ended June 30, 2008, we granted Mr. Nguyen 50,000 stock options for his performance bonus, of which one-third was vested at the grant date and one-third to be vested at every twelve months thereafter.  We recognized $5,778 in share-based compensation expense for the fiscal year ended June 30, 2008.  During the fiscal year ended June 30, 2007, we granted Mr. Nguyen 20,000 stock options for his performance bonus, of which one-third was vested at the grant date and one-third to be vested at every twelve months thereafter.  We recognized $8,334 in share-based compensation expense for the fiscal year ended June 30, 2007.

(2)
As described further below, Mr. Nguyen has a consulting agreement with us since August 2008, as Chief Financial Officer. Beginning in July 2004, his compensation was set at $8,000 monthly base compensation with a monthly $2,500 minimum cash payment and the remainder may be paid in shares of restricted common stock.  In addition, he has also received 400,000 shares of common stock plus warrants to acquire 300,000 shares of common stock at $0.20 per share in accordance with a vesting schedule.  Effective July 1, 2005, his compensation increased to $10,000 monthly base compensation as approved by the Compensation Committee and the Board of Directors.

 SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

 No retirement, pension or insurance programs or other similar programs have been adopted for our employees or consultants. A stock option plan has been approved by our board.  On December 13, 2004, our shareholders approved our amended and restated 2001 equity incentive plan to increase the total number of shares of common stock to 4,000,000 from 3,000,000.  On November 13, 2007, our shareholders ratified the amendment to increase the total number of shares to be granted under the Plan from 4,000,000 to 6,000,000.  Options to purchase 1,140,000 shares of common stock have been granted to officers, directors, employees and consultants under the plan in 2002. All 2002 stock options have an exercise price equal to 75% of the closing bid price for the first 30 days of trading in the common stock, which commenced September 6, 2002, with the exception of Peter Barton Hutt, whose stock options are at 25% of such price. Options to purchase a total of 840,000 shares of common stock were issued in 1999, 2000 and 2001 to officers, directors, employees and consultants. On August 16, 2005, all 840,000 options were expired. In July 2003, the Board of Directors have authorized the issuance of options to acquire up to approximately 1,300,000 shares of common stock and the grant of 250,000 shares of restricted common stock to officers, directors, employees and consultants.   In July 2008, all of approximately 1,300,000 options to purchase common stock have  either been forfeited or expired.  In July 2004, the Board of Directors approved the issuance up to 500,000 shares of restricted common stock and options to acquire approximately 600,000 shares of common stock to be granted to officers, directors, employees and consultants.  In September 2005, the Board of Directors approved the issuance of 130,000 shares of restricted common stock and options and warrants to acquire approximately 885,000 to employees, directors, officers and consultants. In December 2006, the Board of Directors approved the issuance of stock options to acquire approximately 790,770 to employees, directors, officers and consultants.  In April 2008, the Board of Directors approved the issuance of the stock options to acquire approximately 1,074,666 shares of restricted common stock to employees, directors and consultants.  In December 2008, the Board of Directors approved the issuance of the stock options and warrants to acquire approximately 2,040,000 shares of restricted common stock to employees, directors and consultants.

Grants of Plan-Based Awards

There were no grants of plan-based awards to the named executive officers during fiscal 2008.

The following table summarizes the amount of our named executive officers’ equity-based compensation outstanding at the fiscal year ended June 30, 2008:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

OPTION AWARDS							STOCK AWARDS
Name	Number of securities underlying unexercised options (#) Exercisable		Number of securities underlying unexercised options (#) Unexercis- able	Equity Incentive Plan Awards: Number of Securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested (#)

J. Ladd Greeno Chief Executive Officer	484,056	(1)	0	0	0.75	08/06/2012	0	0	0	0
	363,040	(2)	1,089,127	0	0.74	09/25/2012

Gerard M. Olderman	37,917	(3)	67,083	67,083	0.42	04/18/2013	0	0	0	0
Vice President of R&D and	62,820	(4)	12,565	12,565	1.05	12/19/2011
Commercialization	150,000	(5)	0	0	0.80	09/09/2010
	149,000	(6)	0	0	0.55	07/23/2008
Nam H. Nguyen, Chief Financial Officer	18,056	(7)	31,944	31,944	0.42	04/18/2013	0	0	0	0
	15,000	(8)	5,000	5,000	1.05	12/19/2011
	270,000	(9)	0	0	0.20	04/02/2009

(1)	These stock options were granted under our amended and restated 2001 Equity Incentive Plan and were vested on the date of grant.
(2)	These stock options were granted under our amended and restated 2001 Equity Incentive Plan and are vested as follows one-sixthteenth (1/16) every three month beginning on June 17, 2007.
(3)
These stock options were granted under our amended and restated 2001 Equity Incentive Plan with the vested dates as follows: One-third vested at the grant date of April 18, 2008; one-third vested at April 18, 2009; and the remaining vested at April 18, 2010.

(4)
These stock options were granted under our amended and restated 2001 Equity Incentive Plan with the vested dates as follows: One-third vested at the grant date of December 20, 2006; one-third vested at December 20, 2007; and the remaining vested at December 20, 2008.

(5)
These stock options were granted under our amended and restated 2001 Equity Incentive Plan with the vested dates as follows: One-third vested at the grant date of September 9, 2005; one-third vested at September 9, 2006; and the remaining vested at September 9, 2007.

(6)
These stock options were granted under our amended and restated 2001 Equity Incentive Plan with the vested dates as follows: One-third vested at the grant date of July 23, 2003; one-third vested at July 23, 2004; and the remaining vested at July 23, 2005.

(7)
These stock options were granted under our amended and restated 2001 Equity Incentive Plan with the vested dates as follows: One-third vested at the grant date of April 18, 2008; one-third vested at April 18, 2009; and the remaining vested at April 18, 2010.

(8)
These stock options were granted under our amended and restated 2001 Equity Incentive Plan with the vested dates as follows: One-third vested at the grant date of December 20, 2006; one-third vested at December 20, 2007; and the remaining vested at December 20, 2008.

(9)
These are stock warrants that were part of Mr. Nguyen’s compensation under his consulting agreement with our company in 2004. These warrants are not part of our amended and restated 2001 Equity Incentive Plan.  They were vested at the grant date of Apirl 23, 2004; one-third vested at April 2, 2005; and the remaining vested at April 2, 2006.

 SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

Option Exercises and Stock Vested Table

There were no option exercises by any of our named officers during fiscal 2008.

Employment Contracts and Termination of Employment and Change in Control Arrangements

On August 6, 2007 (the “Effective Date”), we entered into an employment agreement with J. Ladd Greeno to serve as our Chief Executive Officer (the “Agreement”).  Mr. Greeno began employment with us on June 11, 2007 (the “Start Date”).  Mr. Greeno will report to our Board of Directors (the “Board”) and will render such business and professional services in the performance of his duties, consistent with his position as our Chief Executive Officer, as will reasonably be assigned to him by the Board.

We pay Mr. Greeno a base salary of $250,000 per year (the “Base Salary”), subject to review by the Board on an annual basis and subject to increase in the Registrant’s discretion.  Mr. Greeno is eligible to receive an annual bonus (the “Annual Bonus”) of up to fifty percent (50%) of the Base Salary upon the achievement of performance objectives that were reasonably determined by the Board or the Board’s Compensation Committee in consultation with Mr. Greeno within forty-five (45) days after the Effective Date, and annually thereafter as part of our annual planning process.  Mr. Greeno is also eligible to receive awards of stock options, restricted stock or other equity awards pursuant to any plans or arrangements we may have in effect from time to time.

Subject to the Board’s approval, we granted Mr. Greeno two options (each, an “Option,” and together, the “Options”) to purchase that number of shares of the Registrant’s common stock equal to five percent (5%) of the Registrant’s outstanding equity on the date of grant, calculated on a diluted basis and taking into account any equity commitments to other employees that were made as of the Start Date and which remain outstanding as of the grant date (the “Share Number”).  The first Option was granted, subject to Board approval, on the Effective Date with respect to twenty-five percent (25%) of the Share Number at an exercise price of $0.75 per share and was fully vested and immediately exercisable on the date of grant.  The second Option was granted, subject to Board approval, at a date determined by the Board, but no later than October 1, 2007, and was granted with respect to seventy-five percent (75%) of the Share Number.  The second Option will vest and become exercisable as to 1/16th of the shares subject to the Option on each three (3)-month anniversary of the Start Date, subject to Mr. Greeno’s continued service with the Registrant through each such date.  Each Option had a maximum term of five (5) years.  The second Option  had an exercise price equal to the fair market value of the underlying shares as of the date of grant of the relevant Option, calculated in a manner intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).  Each Option was subject to the terms and conditions of the equity award grant agreements between us and Mr. Greeno.  Notwithstanding the foregoing or anything in the Agreement to the contrary, except in the event of a “change of control” (as defined in the Agreement), if before the one (1) year anniversary of the Start Date (A) we terminate Mr. Greeno’s employment with the Registrant for “cause” (as defined in the Agreement) or (B) Mr. Greeno voluntarily resigns from his employment with us for any or no reason except “good reason” (as defined in the Agreement), the vested shares subject to the Options was held in escrow until the one (1) year anniversary of the Start Date.

Mr. Greeno is eligible to participate in accordance with the terms of all our employee benefit plans, policies and arrangements that are applicable to our other senior executive officers, as such plans, policies and arrangements may exist from time to time.  Mr. Greeno is entitled to paid vacation of four (4) weeks per year in accordance with our vacation policy, prorated for calendar year 2007.  The timing and duration of specific vacations is mutually and reasonably agreed to by us and Mr. Greeno.  We  reimburse Mr. Greeno for reasonable travel, entertainment and other expenses incurred by Mr. Greeno in the furtherance of the performance of his duties under the Agreement, in accordance with our expense reimbursement policy as in effect from time to time.

In the event Mr. Greeno’s employment with us terminates for any reason, Mr. Greeno is entitled to any (a) unpaid Base Salary accrued up to the effective date of the termination, (b) unpaid, but earned and accrued Annual Bonus for any completed fiscal  year as of his termination of employment, provided Mr. Greeno was not terminated for “cause” (as defined in the Agreement) that was attributable to conduct during the performance period, (c) pay for accrued but unused vacation, (d) benefits or compensation as provided under the terms of any employee benefit and compensation agreements or plans applicable to Mr. Greeno, (e) unreimbursed expenses required to be reimbursed to Mr. Greeno, and (f) rights to indemnification Mr. Greeno may have under our Articles of Incorporation, Bylaws, the Agreement, or separate indemnification agreement, as applicable.

 SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

If (i) we terminate Mr. Greeno’s employment without “cause” (as defined in the Agreement), (ii) Mr. Greeno resigns from his employment with us for “good reason” (as defined in the Agreement), or (iii) Mr. Greeno resigns from his employment with us for any or no reason within one hundred eighty (180) days following a “change of control” (as defined in the Agreement), then subject to other provisions in the Agreement, Mr. Greeno will receive: (i) continuing payments of severance pay at a rate equal to his Base Salary as then in effect for twelve (12) months form the date of such termination, (ii) the Annual Bonus for the fiscal year in which Mr. Greeno’s employment under the Agreement terminated, which shall be prorated to reflect the number of days of the fiscal year during which Mr. Greeno was employed by us, and (iii) the same level of health (i.e. medical, vision and dental) coverage and other benefits as in effect for Mr. Greeno, and, if applicable, Mr. Greeno’s dependents, on the day immediately preceding Mr. Greeno’s termination at the same costs to him as was in effect on the day prior to his separation from service; provided, however, that (1) Mr. Greeno constitutes a qualified beneficiary, as defined in Section 4980B(g)(1) of the Code, and (2) Mr. Greeno elects continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), within the time period prescribed pursuant to COBRA.  We will reimburse Mr. Greeno’s COBRA premiums until the earlier of (A) twelve (12) months from Mr. Greeno’s termination, or (B) until Mr. Greeno obtains substantially similar coverage under another employer’s group insurance plan.

If (i) we terminate Mr. Greeno’s employment for “cause”, (ii) Mr. Greeno’s employment terminates due to death or “disability” (as defined in the Agreement), or (iii) Mr. Greeno resigns his employment with us without “good reason” (other than a resignation that is within one hundred eighty (180) days following a “change of control”, then (1) all vesting will terminate immediately with respect to Mr. Greeno’s outstanding equity awards, (2) all payments of compensation by us to Mr. Greeno hereunder will terminate immediately (except as to amounts already earned, including unused and accrued vacation), and (3) Mr. Greeno will not be eligible for severance or other benefits, except in accordance with any generally applicable Registrant plans or policies as are then in effect.

If we undergo a “change of control” before the one (1) year anniversary of the Start Date, fifty percent (50%) of the unvested shares subject to Mr. Greeno’s outstanding equity awards are immediately vested and become exercisable or released from our repurchase or reacquisition right.  If we undergo a “change of control” on or after the one (1) year anniversary of the Start Date, one hundred percent (100%) of the unvested shares subject to Mr. Greeno’s outstanding equity awards are immediately vested and become exercisable or released from our repurchase or reacquisition right.

If in the course of Mr. Greeno’s employment with us, he incorporates into any invention, improvement, development, product, copyrightable material or trade secret any invention, improvement, development, concept, discovery or other proprietary information owned by him or in which he has an interest, we are  granted and shall have a nonexclusive, royalty-free, irrevocable, perpetual, worldwide license to make, have made, modify, use and sell such item as part of in connection with such product, process or machine.  Mr. Greeno agrees that he will promptly make full written disclosure to us, will hold in trust for our sole right and benefit, and assign to us, or its designee, all his right, title, and interest in and to any and all inventions, original works of authorship, developments, concepts, improvements or trade secrets, whether or not patentable or registrable under copyright or similar laws, which Mr. Greeno may solely or jointly conceive or develop or reduce to practice, or cause to be conceived or developed or reduced to practice, during the period of time Mr. Greeno is in our employ.

Mr. Greeno agreed to the confidentiality, non-competition and non-solicitation provisions of the Agreement.

 SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

On November 1, 2006, we entered into an employment agreement with Gerald Olderman, its Vice President of R & D and Commercialization. Mr. Olderman has an annual salary of $132,000 per year, subject to adjustment by the Compensation Committee of the Board of Directors (“Board”) based on new revenue streams and increases in our shareholder value. Mr. Olderman received a signing bonus of $100,000 in cash.  This signing bonus was vested as follows, $25,000  were vested immediately, $25,000 were vested upon service through February 1, 2007, $25,000 were vest upon service through May 1, 2007, and $25,000 were vested upon service through August 1, 2007. We have the option of paying the signing bonus any time up to the 24 months from the effective date of the agreement based on our cash flows.  We also granted Mr. Olderman 45,000 shares of restricted common stock.  Mr. Olderman is entitled to 4 weeks of paid vacation and three additional days for every additional year of employment. The Board of Directors may not approve any change of control unless the acquiring corporation assumes responsibility for this Agreement and all payments due hereunder. In addition, all options, warrants and common stock under this Agreement shall become immediately vested upon such change of control.  The agreement has a term of one year and shall automatically renew unless the Board of Directors acts to terminate the Agreement. Mr. Olderman may terminate this agreement by giving us one month’s notice.  We may terminate the Agreement without just cause provided that it pays Mr. Olderman a settlement payment of 12 months of monthly compensation plus immediate vesting of all stock options previously granted.  Mr. Olderman will be deemed to be terminated without just cause if we unilaterally change his level of responsibility and compensation or if we appoint any individual other than Mr. Olderman to the position of Vice President of R & D and Commercialization.  Mr. Olderman agrees to tender his resignation and release us from all obligations to pay any further amounts in consideration of the settlement payment. We are entitled to terminate the agreement and Mr. Olderman’s employment for just cause without any notice.

Prior to November 1, 2006, Mr. Olderman served in the same capacity as our Vice President of Research and Development and Commercialization under a consulting agreement with a monthly compensation of $10,000 since July 2005.  Mr. Olderman has served this capacity since July 2000.

In January 2004, we entered into a formal consulting agreement with Nam H. Nguyen to serve as a consulting accounting advisor.  In August 2004, Mr. Nguyen was appointed as our Chief Financial Officer under the same agreement.  Beginning in July 2004, his compensation was set at $8,000 monthly base compensation with a monthly $2,500 minimum cash payment and the remainder may be paid in shares of restricted common stock.  In addition, he has also received 400,000 shares of common stock plus warrants to acquire 300,000 shares of common stock at $0.20 per share in accordance with a vesting schedule.  Effective July 1, 2005, his compensation increased to $10,000 monthly base compensation as approved by the Compensation Committee and the Board of Directors. Effective July 1, 2008, his compensation was adjusted to $11,000 per month in cash to reflect increased responsibilities and $1,083.33 per month in restricted shares.  Effective January 1, 2009, Mr. Nguyen has voluntarily taken a  deferral of approximately 25% or $33,000 of his $132,000 annual consulting fees in cash for the calendar year 2009.  The repayment terms are to be determined.

 SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Under United States securities laws, our directors, executive officers and any persons holding more than 10% of our issued and outstanding common stock are required to report their ownership of common stock (or securities convertible into common stock) to the Securities and Exchange Commission.  Due dates for these reports have been set by the Commission and we are required to report any failure to file by those deadlines.  To our knowledge, based solely on a review of the copies of such reports furnished to us by those persons and on representations from those persons that no other reports were required, all reports were timely filed as required under Section 16(a) of the Securities Exchange Act of 1934 by all such persons during the fiscal year ended June 30, 2008.

Certain Relationships and Related Transactions

Effective September 15, 2008, the Company issued a 2008 senior convertible note payable (“Note 3”) to its Chairman to combine the borrowings (the “Advances”) in a series of $50,000 each from September 15, 2008 through October 15, 2008 totalling $150,000. This senior convertible note is secured by the Company’s revenues and assets with the same priority as the 2007 senior convertible notes described below and has a maturity date of 2010.  This note has the conversion prices determined by the closing trading prices of the Company’s common stock on the dates the Advances were received.

Effective May 17, 2008, the Company issued a 2008 senior convertible note payable (“Note 2”) to its Chairman to combine the borrowings (the “Advances”) ranging from $50,000 to $135,000 each from May 17, 2008 through August 28, 2008 totalling $485,000.  This Note 2 is secured by the Company’s revenues and assets with the same priority as the 2007 senior convertible notes described below and has a maturity date of 2010.  This Note 2 has the conversion prices determined by the closing trading prices of the Company’s common stock on the dates the Advances were received.

Effective February 11, 2008, the Company issued a 2008 senior convertible note payable (“Note 1”) to its Chairman to combine the borrowings (the “Advances”) ranging from $50,000 to $75,000 each from February 11, 2008 through April 29, 2008 totalling $370,000. This Note 1 is secured by the Company’s revenues and assets with the same priority as the 2007 senior convertible notes described below and has a maturity date of 2010.  This Note 1 has the conversion prices determined by the closing trading prices of the Company’s common stock on the dates the Advances were received.

Effective October 30, 2007, the Company issued another 2007 senior convertible note payable to its Chairman to combine the borrowings (the “Advances”) in a series of $50,000 each from October 30, 2007 through January 30, 2008 totalling $300,000. This senior convertible note is secured by the Company’s revenues and assets with the same priority as the 2007 senior convertible notes described below and has a maturity date of 2010.  This note has the conversion prices determined by the closing trading prices of the Company’s common stock on the dates the Advances were received.

In June 2007, we issued two 2007 senior convertible note payables to our Chairman and a major stockholder for $375,000 each. As of September 30, 2007, we received $303,160 from our Chairman and the remaining $71,840 in July 2007 totalling $375,000.  We also received $125,000 from a major stockholder and received the remainder in September 2007.  These two senior convertible note payables are secured by our revenues and assets.  These notes were fully funded, approximately $250,000 were allocated and restricted for payment of the chief executive officer’s salary for the next twelve months. We may prepay the principal and interest upon meeting certain cash flow requirements and the approval of our board.

In addition, we combined our other outstanding note payables to our Chairman totaling $208,955 into a single note with the same annual interest rate and extended the maturity date to 2010.  This senior convertible note is also secured by our revenues and assets with the same priority as the 2007 senior convertible notes.

In September 2003, the Company negotiated a successor agreement with its Chairman regarding the line of credit, which became a single convertible note for up to $1,500,000 excluding accrued interest, at an interest rate of 6% and due July 1, 2004.  The convertible note is secured by the assets and revenues of the Company, which has the same priority as other senior convertible note payables.   The note plus accrued interest will be convertible at a conversion rate of $0.38 per share.  The conversion rate was determined as 15% above the average share price over the prior 20 trading days ($0.33 per share). The note has an anti-dilution provision in the event that the Company sells stock to other investors at less than $0.20 per share.  During the year ended June 30, 2006, the maturity date of the note was extended until October 1, 2007. In January 2007, the Chairman agreed to extend the maturity date of the note until April 1, 2008.  In June 2007, the maturity date of the 2003 senior convertible note was extended to June 2010.

At June 30, 2008, the Company accrued interest payable of $181,322 and $25,315 on the convertible notes with the director of $181,322 and on the convertible note with a related party, respectively.

During the period ended June 30, 2007, the Company paid accrued interest on the 2003 senior convertible note for the three quarters by issuing the note payables for the interest amounts owed for the respective periods.  For the fourth quarter of the year ended June 30, 2007, the interest was accrued to be paid at the maturity date extended to June 2010.  These note payables were combined into a $208,955 single convertible note in June 2007 as describe above.

During the year ended June 30, 2007, the Company received several short-term loans at 8% interest rate per annum totaling approximately $19,500 from an officer of the Company, which was repaid fully by June 30, 2007.

In August 2006, we borrowed $7,000 from one of our officers under a short term note payable at a 8% interest rate per annum and we repaid it in September 2006.

Messrs. Lerner and Granito are deemed to be our promoters. Mr. Lerner received 4,273,000 shares and Mr. Granito received 2,930,000 shares of common stock for founding us. There have not been any other transactions with promoters.

Other than the relationships with The University of Florida at Gainesville, no officer or director has any relationship with any company or entity that will be working on developing our family of technologies or patents.

 SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board has reappointed DaszkalBolton LLP as our independent registered public accounting firm to audit our financial statements for the current fiscal year, and shareholders will ratify the appointment of DaszkalBolton LLP pursuant to the Written Consent. DaszkalBolton LLP is our independent auditor and has reported on our 2008 and 2007 financial statements. DaszkalBolton LLP has represented to us that it is independent with respect to the Company within the meaning of the published rules and regulations of the Securities and Exchange Commission. Our independent auditors are appointed by our Board after receiving the recommendation of our Audit Committee.

AUDIT FEES

The aggregate fees for professional services rendered by DaszkalBolton LLP in connection with their audit of the our financial statements and review of the condensed financial statements included in our  quarterly reports on Form 10-QSB during fiscal year 2008 were $46,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

DaszkalBolton LLP did not provide any services related to financial information systems design and implementation for the fiscal year ended June 30, 2008.

REVIEW OF AUDITOR INDEPENDENCE

The Audit Committee of the Board of Directors has considered the non-audit services provided by DaszkalBolton LLP and determined that such services are compatible with maintaining DaszkalBolton LLP's independence, and has recommended the selection of DaszkalBolton LLP as the Company's auditors to the Board of Directors.

 SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

AUDIT COMMITTEE REPORT

The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission. Pursuant to such rules and regulations, this Audit Committee Report shall not be deemed “soliciting materials,” filed with the Securities and Exchange Commission, subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall this Audit Committee Report be deemed to be incorporated by reference by any general statement incorporating by reference this Information Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that Quick-Med specifically incorporates this information by reference.

The audit committee is responsible for oversight of our accounting and financial reporting policies, practices and internal controls on behalf of the Board of Directors.  Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, and internal controls designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants (or auditors) are responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in the annual report with management. As part of its review, the audit committee discussed the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The audit committee also reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted accounting principles. In addition, the audit committee has discussed with the independent auditors the auditors’ independence from management and Quick-Med, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independent Discussions With Audit Committees), and considered the compatibility of non-audit services with the auditors’ independence.

The audit committee discussed with the independent auditors the overall scope and plans for their audits. The audit committee met with the independent auditors to discuss the results of their examinations, their evaluations of Quick-Med’s internal controls, and the overall quality of the Company’s financial reporting and the other matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees). The audit committee also met without management.

The following table sets forth fees billed to us by our auditors during the fiscal years ended June 30, 2007 and June 30, 2006 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services by our auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered including a review of SEC registration statement filing. "Audit Related Fees" consisted of consulting regarding accounting issues.

		June 30, 2008	June 30, 2007
(i)	Audit Fees	$ 46,500	$ 38,500
(ii)	Audit Related Fees	$ 0	$0
(iii)	Tax Fees	$ 5,000	$5,000
(iv)	All Other Fees	$ 0	$ 0

 SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

The members of the audit committee are not professionally engaged in the practice of auditing or accounting, and are not employed by us for accounting, financial management or internal control purposes. Members of the audit committee relied, without independent verification, on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the audit committee’s oversight does not provide any basis, other than the review and discussions with management and the independent auditors referred to above, to determine that management has maintained appropriate accounting and financial reporting principles and policies or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with auditing standards generally accepted in the United States or that Quick-Med’s auditors are in fact “independent.”

In reliance on the reviews and discussions referred to above, and subject to the limitations on the role and responsibilities of the audit committee referred to above, the audit committee recommended to the Board of Directors (and the Board of Directors approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended June 30, 2008 for filing with the Securities and Exchange Commission.

The Audit Committee is required to pre-approve audit expenses.  The Audit Committee met formally four times during the year.  In the year ended June 30, 2008, 100% of audit fees were pre-approved by the Audit Committee.

                            The Audit Committee

                            George E. Friel, Chairman
                            Richard F. Caffrey
                             Michael R. Granito

 SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

TRANSACTION OF OTHER BUSINESS

As of the date of this Information Statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Shareholders that will come before the Meeting.  Should any other matters arise requiring the vote of shareholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

SHAREHOLDER PROPOSALS

The Company must receive at its principal offices before July 20, 2009, any proposal which a shareholder wishes to submit to the 2009 Annual Meeting of Shareholders, if the proposal is to be considered by the Board of Directors for inclusion in the proxy materials for that Annual Meeting.

Our Bylaws provide that a shareholder wishing to present a nomination for Director or to bring any other matter before the annual meeting of shareholders must give written notice to the Secretary of Quick-Med not less than sixty days prior to the meeting.  If less than sixty days or prior public disclosure of the date of the meeting is given to shareholders, notice of the shareholder proposal must be received no later than seven days after the notice or announcement of the meeting date.

A shareholder's notice to the Secretary shall include (i) a brief description of the matter or nomination and the reason for addressing the matter at the meeting, (ii) the shareholder's name and address, (iii) the number of shares of Quick-Med owned or controlled by the shareholder, (iv) any material interest of the shareholder in the matter or nomination proposed, and (v) all other required information under Regulations 14A under the Securities Exchange Act of 1934.

Quick-Med's proxy related to the 2009 annual meeting will give discretionary voting authority to the proxy holders to vote with respect to any shareholder proposal that is received more than seven days after the date of notice of the 2009 annual meeting of shareholders.  Any shareholder wishing to make a nomination or proposal should obtain a copy of the relevant provisions of our Bylaws from the Secretary.

OTHER MATTERS

No other matters will be effected pursuant to the Written Consent.

_________________________________

SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

EXHIBIT A

WRITTEN CONSENT RESOLUTIONS
OF THE MAJORITY OF STOCKHOLDERS OF
QUICK-MED TECHNOLOGIES, INC.
A NEVADA CORPORATION
(the “Company”)
TAKEN WITHOUT A MEETING

Dated this 20th day of January, 2009 and
effective as of the 5th day of December, 2008

Pursuant to the authority set forth in the Nevada Revised Statutes and the Bylaws of this Company, the undersigned, constituting the record holders on January 20, 2009 holding a majority of voting stock of QUICK-MED TECHNOLOGIES, INC., a Nevada corporation (the “Company”), do hereby subscribe their consent to take the actions and adopt the resolutions contained in this document without a meeting, effective as of the earliest date permitted after the delivery of an Information Statement on Schedule 14C pursuant to the Securities Exchange Act of 1934, as amended:

ELECTION OF DIRECTORS
BE IT RESOLVED, that the following persons are hereby elected or re-elected as a director of this Company, to serve until the next annual meeting of Shareholders and until his successor is duly elected, or until his death or resignation or removal:
Michael R. Granito
George E. Friel
Gerald M. Olderman
Gregory S. Schultz
J. Ladd Greeno

RATIFICATION OF DASZKALBOLTON LLP AS INDEPENDENT REGISTERD PUBLIC ACCOUNTING FIRM
BE IT RESOLVED, that the appointment by the Company’s Board of Directors of DaszkalBolton LLP as the Company’s Independent Registered Public Accounting Firm is hereby ratified;

GENERAL PROVISIONS
AND BE IT FURTHER RESOLVED, that the officers of this Company are hereby authorized to execute and deliver on behalf of this Company such instruments as may be deemed necessary or proper and in general to do whatever is necessary to carry out the purpose and intent of the foregoing resolutions.

The Secretary of the Company is hereby directed to file the original executed copy of this Written Consent with the minutes of the Company, and said action is to have the same force and effect as if an annual meeting of the shareholders had been held. This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document.  All counterparts shall be construed together and shall constitute a single Written Consent.

[SIGNATURE PAGES FOLLOWS]

 SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

IN WITNESS WHEREOF, the undersigned have executed this Written Consent as of the date first above written for the election or re-election of the following as a director of this Company, to serve until the next annual meeting of Shareholders and until his successor is duly elected, or until his death or resignation or removal and for the ratification of DaskalBolton LLP as Independent Registered Public Accounting Firm.

Name of Stockholder	Authorized Signature Name	Number of Shares Common Stock held as at January 20, 2009	Signature
Michael Granito	MICHAEL GRANITO	6,801,203	/s/ Michael Granito
Merrill Lynch	MICHAEL GRANITO	2,900,000	/s/ Michael Granito
George Friel	GEORGE FRIEL	446,500	/s/ George Friel
Gerald Olderman	GERALD OLDERMAN	154,000	/s/ Gerald Olderman
Gerald Olderman & Myrna Olderman JT TEN	GERALD OLDERMAN	175,000	/s/ Gerald Olderman
Gerald M. Olderman TTEE	GERALD OLDERMAN	170,000	/s/ Gerald Olderman
Gregory Schultz	GREGORY SCHULTZ	778,500	/s/ Gregory Schultz
Phronesis Partners LP	JAMES WIGGINS	7,056,893	/s/ James Wiggins
Nam H. Nguyen	NAM NGUYEN	710,923	/s/ Nam Nguyen

Total Shares Voting in Favor:		19,193,019	of 30,934,196 shares of common stock issued and outstanding as at January 20, 2009, the effective date of these resolutions
Percentage of Common Stock Voting in Favor of Resolutions :		62%

SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.